UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the GSAMP Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1)
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-100818-04              13-6357101
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1. On April 29, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, New Century Mortgage Corporation, as servicer, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1 (the "Certificates"), issued in seven classes. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3 and Class B-1 Certificates, with an aggregate scheduled principal balance as of April 1, 2004 of $387,417,000 were sold to Goldman, Sachs & Co. and WaMu Capital Corp. (the "Underwriters"), pursuant to an Underwriting Agreement dated as of April 22, 2004, by and between the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of April 1, 2004 by and among the GS Mortgage Securities Corp., as depositor, New Century Mortgage Corporation, as servicer, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2004                      GS MORTGAGE SECURITIES CORP.

                                        By:    /s/ Samuel Ramos
                                            ------------------------------------
                                            Name:  Samuel Ramos
                                            Title: Secretary

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.             Description                                         Page
-----------             -----------                                         ----

4                       Pooling and Servicing Agreement dated as            6
                        of April 1, 2004, by and among the
                        Company, as depositor, New Century
                        Mortgage Corporation, as servicer, Litton
                        Loan Servicing LP, as servicer, NC Capital
                        Corporation, as responsible party and
                        Deutsche Bank National Trust Company, as trustee.